SEMIANNUAL REPORT

The latest report from your
Fund's management team

Global Fund

APRIL 30, 1999

TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02199-7603

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief
Executive Officer, flush right next to third paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND GERARDO J. ESPINOZA,  PORTFOLIO
MANAGERS

[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Global Fund. Caption below reads "Global Fund portfolio management team (l-r):
"John Willis, Gerardo Espinoza, Jean-Marc Berteaux and Miren Etcheverry."]

John Hancock Global Fund

Japan and emerging markets rebound in recent period

World markets gained ground over the last six months, as last summer's global economic turmoil began to subside. The move up was volatile, however, while investors sorted through the economic developments and market leadership changed hands. Perhaps the biggest stories during the period were the resurgence of Japan and the recession-ravaged emerging Asian and Latin American markets. In Japan, foreign investors long underweighted in the second largest market began pouring money back in after a bank rescue program was implemented and several large corporate restructurings were announced in March.

Brazil's ability to control the effects of its currency's devaluation in January was the spark for renewed investor confidence that emerging markets worldwide were coming out of last summer's woods. A strong U.S. economy and stock market and rising commodity prices also helped the commodity-dependent emerging markets of Latin America stage their dramatic rebound. The rally was still not enough, however, to bring them back to their earlier levels. European markets, which had dominated foreign markets last year, took a breather in the last several months because of a slowdown in growth and the unexpected decline of the new euro common currency since its January 1 debut.

"...last
summer's
global
economic
turmoil
began to
subside."

Stability: a mixed blessing

For the six months ended April 30, 1999, John Hancock Global Fund's Class A and Class B shares posted total returns of 14.00% and 13.65%, respectively, at net asset value. By comparison, the Morgan Stanley Capital International (MSCI) All Country World Free Index returned 20.37% and the average global fund returned 19.65%, according to Lipper, Inc.1 Class C shares, which were introduced on March 1, 1999, returned 5.05% from inception through April 30, 1999. Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

[Pie chart with heading "Portfolio Diversification." The chart is divided into six sections (from top to left): Latin America 1%, Canada 2%, United Kingdom & Ireland 15%, Pacific Rim 16%, Continental Europe 29%. and United States 37%. A note below the chart reads "As a percentage of net assets on April 30, 1999."]

"...we sought
to maintain a
portfolio that
represented
stability in
a volatile
world."

Given the fluctuating world markets over the last year, we sought to maintain a portfolio that represented stability in a volatile world. As a result, we kept an overweighting in Europe and in the blue-chip names. While this helped the Fund in the first half of the period, it detracted from our performance in 1999, when Europe's economic growth slowed and the value of the euro fell by 12% versus the dollar. At the sector level, our overweighting in European utility, food and household product companies such as Danone and Nestle held us back. Food companies were hurt by their exposure to emerging markets, and utility companies lagged when good economic news sent investors into less defensive sectors.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Nokia followed by an up arrow with the phrase "Growing demand for cellular phones." The second listing is Microsoft followed by an up arrow with the phrase "Continued leadership in technology software." The third listing is Nestle followed by a down arrow with the phrase "Hurt by slowing emerging-market economies." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Europe stays overweighted

Despite this, we are maintaining an overweighting in Europe, because we still believe in the long-term opportunities stemming from corporate restructuring. Indeed our European companies involved in restructurings or mergers continued to be our top performers. These included Royal Philips Electronics, Mannesmann and Vodafone. However, we pared our European holdings slightly to take advantage of opportunities in Japan and to move out of weaker markets. While we still like France, we slightly reduced our overweighting there, and moved out of Belgium's more defensive utility companies. We also cut our stake in Germany, given its heavy emphasis on manufacturing and exports, which could be stung by the Continent's slowdown. That said, we continued to increase our stake in the U.K. since evidence suggests that its economy is picking up steam.

Make room for Japan, Hong Kong

Following our cautious approach, we increased our stake in Japan gradually over the period, yet we still moved from a 6% position last November to 12% at the end of April through a combination of additional purchases and good performance. Announcements of several important corporate restructurings, including Fund holdings Sony and NTT Data Corp., suggest that Japan is finally moving in the right direction, placing more emphasis on shareholder value. We increased our stake in these and other companies proactively pursuing restructurings. We also upped our holdings in financial stocks, given the positive implications of the bank recapitalization program.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 14.00% total return for John Hancock
Global Fund Class A. The second bar represents the 13.65% total return for John Hancock Global Fund Class B. The third bar represents the 5.05%* total return for John Hancock Global Fund Class C. The fourth bar represents the 19.65% total return for Average global fund. A note below the chart reads "Total returns for John Hancock Global Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. *From inception March 1, 1999 through April 30, 1999."]

During the period, we also re-established a small stake in Hong Kong. As for emerging markets, we are returning slowly, only after careful analysis and deliberation. In this period, for example, we re-entered Brazil with our purchase of its high-quality Telecomunicacoes Brasileiras communications company.

U.S. shift from technology to cyclicals

For much of the period, a handful of U.S. large-company growth stocks dominated the market's performance, including Microsoft, the Fund's top holding and a key contributor to our performance. In April, however, investors turned away from the pricey technology and Internet stocks in favor of cyclical stocks like paper and steel, whose fortunes are more tied to the strength of the economy. Our stake in the U.S. grew from 35% to 37% of the Fund's net assets during the period, but that was still less than the weighting of our peers and the MSCI. We also missed out on much of the market's move in April to cyclical stocks, given our light weighting there.

"...we
increased
our stake
in Japan
gradually
over the
period..."

Positive outlook

Our optimism is growing about the prospects for global equities. Better-than-expected world economic growth and the re-emergence of Asia and the emerging markets are bolstering our enthusiasm. We will keep an important position in the U.S., given the strong fundamentals supporting the market, and we'll maintain a strong presence in Europe, where we see the recent pullback as a normal market correction after a period of sustained strength. Our belief in this region has been reinforced by the European Central Bank's recent interest rate cuts and by current economic forecasts of stronger growth later this year. Now that we have risen to a more average weighting in Japan, we will keep our position fairly steady, focusing on companies that are restructuring and will benefit from any domestic economic recovery. In Latin America, it appears the economic slowdown will be less pronounced than expected. This, plus the speed of reforms taking place there and in Asia, leaves us more favorably inclined toward these markets.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

CLASS A
For the period ended March 31, 1999
                                                                    SINCE
                                        ONE           FIVE      INCEPTION
                                       YEAR          YEARS        (1/3/92)
                                    -------        -------        -------
Cumulative Total Returns              1.98%         57.05%         97.34%
Average Annual Total Returns          1.98%          9.45%          9.84%

CLASS B
For the period ended March 31, 1999
                                        ONE           FIVE            TEN
                                       YEAR          YEARS          YEARS
                                    -------        -------        -------
Cumulative Total Returns              1.73%         57.91%        143.87%
Average Annual Total Returns          1.73%          9.57%          9.32%

CLASS C
For the period ended March 31, 1999
                                                                    SINCE
                                                                INCEPTION
                                                                  (3/1/99)
                                                                  -------
Cumulative Total Return                                             3.11%
Average Annual Total Return                                         3.11%(1)

Notes to Performance

(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World Free Index -- an unmanaged index used to measure the performance of both developed and emerging stock markets. The index represents stocks that are freely traded on equity exchanges around the world. Past performance is not indicative of future results.

Line chart with the heading John Hancock Global Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Index and is equal to $25,835. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on January 3, 1992, before sales charge, and is equal to $20,971 as of April 30, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Global Fund, after sales charge, and is equal to $19,915 as of April 30, 1999.


Line chart with the heading John Hancock Global Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Index and is equal to $31,757. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on October 31, 1988, before sales charge, and is equal to $27,628 as of April 30, 1999.


Line chart with the heading John Hancock Global Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Index and is equal to $10,902. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on March 1, 1999, before sales charge, and is equal to $10,505 as of April 30, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Global Fund, after sales charge, and is equal to $10,405 as of April 30, 1999.

*No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks, rights and warrants
(cost - $148,078,884)                                      $175,937,378
Short-term investments (cost - $14,326,853) - Note A         14,326,853
                                                         --------------
                                                            190,264,231
Foreign currency, at value (cost - $6,908)                        6,889
Receivable for investments sold                               3,090,761
Receivable for forward foreign currency exchange
contracts sold - Note A                                              12
Receivable for shares sold                                       10,282
Dividends receivable                                            286,591
Foreign tax receivable                                          102,286
Other assets                                                     12,253
                                                         --------------
Total Assets                                                193,773,305
-----------------------------------------------------------------------
Liabilities:
Due to custodian                                                155,250
Payable for investments purchased                             2,688,214
Payable for shares repurchased                                    6,742
Payable upon return of securities on loan
- Note A                                                     14,326,853
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                         200,781
Accounts payable and accrued expenses                            93,556
                                                         --------------
Total Liabilities                                            17,471,396
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                             140,608,115
Accumulated net realized gain on investments and
foreign currency transactions                                 8,867,058
Net unrealized appreciation of investments and
foreign currency transactions                                27,852,703
Accumulated net investment loss                              (1,025,967)
                                                         --------------
Net Assets                                                 $176,301,909
=======================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $119,954,673/8,347,967                                 $14.37
=======================================================================
Class B - $56,268,645/4,159,439                                  $13.53
=======================================================================
Class C * - $78,591/5,810                                        $13.53
=======================================================================
Maximum Offering Price Per Share**
Class A - ($14.37 x 105.26%)                                     $15.13
=======================================================================

 * Class C shares commenced operations on March 1, 1999.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $58,700)                                            $1,070,846
Interest (including income on securities loaned
of $22,519)                                                     125,403
                                                         --------------
                                                              1,196,249
                                                         --------------
Expenses:
Investment management fee - Note B                              770,674
Distribution and service fee - Note B
Class A                                                         186,432
Class B                                                         233,156
Class C                                                              51
Transfer agent fee - Note B                                     324,453
Custodian fee                                                   119,086
Registration and filing fees                                     20,292
Auditing fee                                                     17,771
Interest expense - Note A                                        13,726
Financial services fee - Note B                                  12,989
Trustees' fees                                                    4,365
Printing                                                          4,071
Legal fees                                                          962
                                                         --------------
Total Expenses                                                1,708,028
-----------------------------------------------------------------------
Net Investment Loss                                            (511,779)
-----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold                         9,084,817
Net realized gain on foreign currency
transactions                                                    307,497
Change in net unrealized appreciation/depreciation
of investments                                               15,490,219
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                (19,104)
                                                         --------------
Net Realized and Unrealized
Gain on Investments and
Foreign Currency Transactions                                24,863,429
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                   $24,351,650
=======================================================================

See notes to financial statements.


Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED
                                                                   YEAR ENDED   APRIL 30, 1999
                                                             OCTOBER 31, 1998       (UNAUDITED)
                                                             ----------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                 ($924,241)       ($511,779)
Net realized gain on investments sold and
foreign currency transactions                                      35,860,865        9,392,314
Change in net unrealized
appreciation/depreciation of investments
and foreign currency transactions                                 (17,528,493)      15,471,115
                                                               --------------   --------------
Net Increase in Net Assets Resulting from
Operations                                                         17,408,131       24,351,650
                                                               --------------   --------------
Distributions to Shareholders:
Distributions from net realized gain on
investments sold and foreign currency transactions
Class A - ($0.9595 and $0.8634 per share,
respectively)                                                      (7,059,333)      (7,257,489)
Class B - ($0.9595 and $0.8634 per share,
respectively)                                                      (2,130,122)      (3,737,875)
                                                               --------------   --------------
Total Distributions to Shareholders                                (9,189,455)     (10,995,364)
                                                               --------------   --------------
From Fund Share Transactions - Net:*                               47,651,566      (13,058,874)
                                                               --------------   --------------
Net Assets:
Beginning of period                                               120,134,255      176,004,497
                                                               --------------   --------------
End of period (including accumulated net
investment loss of $514,188 and
$1,025,967, respectively)                                        $176,004,497     $176,301,909
                                                               ==============   ==============

* Analysis of Fund Share Transactions:


                                                                                                        SIX MONTHS ENDED
                                                                          YEAR ENDED                     APRIL 30, 1999
                                                                       OCTOBER 31, 1998                    (UNAUDITED)
                                                               -------------------------------    ------------------------------
                                                                   SHARES           AMOUNT           SHARES           AMOUNT
                                                               --------------   --------------   --------------   --------------
CLASS A
Shares sold                                                       15,576,589     $209,111,733       21,183,349     $297,404,016
Shares issued in reorganization -- Note D                          1,689,451       21,549,797              --                --
Shares issued to shareholders in
reinvestment of distributions                                        513,910        6,526,969          537,465        6,883,011
                                                              --------------   --------------   --------------   --------------
                                                                  17,779,950      237,188,499       21,720,814      304,287,027
Less shares repurchased                                          (15,925,820)    (215,196,184)     (22,344,548)    (315,077,174)
                                                              --------------   --------------   --------------   --------------
Net increase (decrease)                                            1,854,130      $21,992,315         (623,734)    ($10,790,147)
                                                              ==============   ==============   ==============   ==============
CLASS B
Shares sold                                                        2,030,542      $27,203,915          625,696       $8,265,396
Shares issued in reorganization -- Note D                          2,505,358       30,457,141               --               --
Shares issued to shareholders in
reinvestment of distributions                                        163,729        1,981,290          261,756        3,164,961
                                                              --------------   --------------   --------------   --------------
                                                                   4,699,629       59,642,346          887,452       11,430,357
Less shares repurchased                                           (2,630,797)     (33,983,095)      (1,057,764)     (13,778,621)
                                                              --------------   --------------   --------------   --------------
Net increase (decrease)                                            2,068,832      $25,659,251         (170,312)     ($2,348,264)
                                                              ==============   ==============   ==============   ==============
CLASS C **
Shares sold                                                               --               --            5,810          $79,537
                                                              --------------   --------------   --------------   --------------
Net increase                                                              --               --            5,810          $79,537
                                                              ==============   ==============   ==============   ==============


** Class C shares commenced operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.



Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED OCTOBER 31,                        SIX MONTHS ENDED
                                        ----------------------------------------------------------------    APRIL 30, 1999
                                          1994          1995          1996          1997          1998       (UNAUDITED)
                                        --------      --------      --------      --------      --------      --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $14.30        $14.16        $12.67        $12.97        $12.94        $13.46
                                        --------      --------      --------      --------      --------      --------
Net Investment Loss(1)                     (0.07)        (0.03)        (0.02)        (0.05)        (0.05)        (0.03)
Net Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency Transactions               1.24         (0.13)         1.20          1.21          1.53          1.80
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                  1.17         (0.16)         1.18          1.16          1.48          1.77
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold and
Foreign Currency Transactions              (1.31)        (1.33)        (0.88)        (1.19)        (0.96)        (0.86)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period            $14.16        $12.67        $12.97        $12.94        $13.46        $14.37
                                        ========      ========      ========      ========      ========      ========
Total Investment Return at Net
Asset Value(2)                             8.64%        (0.37%)        9.87%         9.36%        11.88%        14.00%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                $100,973       $93,597       $94,746       $92,127      $120,775      $119,955
Ratio of Expenses to Average
Net Assets                                 1.98%         1.87%         1.88%         1.81%(3)      1.82%(3)      1.72%(3,5)
Ratio of Net Investment Loss to
Average Net Assets                        (0.54%)       (0.23%)       (0.19%)       (0.36%)       (0.33%)       (0.40%)(5)
Portfolio Turnover Rate                      61%           60%           98%           81%          160%           56%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                    $14.17        $13.93        $12.36        $12.54        $12.39        $12.76
                                        --------      --------      --------      --------      --------      --------
Net Investment Loss(1)                     (0.15)        (0.11)        (0.10)        (0.14)        (0.13)        (0.06)
Net Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency Transactions               1.22         (0.13)         1.16          1.18          1.46          1.69
                                        --------      --------      --------      --------      --------      --------
Total from Investment
Operations                                  1.07         (0.24)         1.06          1.04          1.33          1.63
                                        --------      --------      --------      --------      --------      --------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold and
Foreign Currency Transactions              (1.31)        (1.33)        (0.88)        (1.19)        (0.96)        (0.86)
                                        --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period            $13.93        $12.36        $12.54        $12.39        $12.76        $13.53
                                        ========      ========      ========      ========      ========      ========

Total Investment Return at Net
Asset Value(2)                             7.97%        (1.01%)        9.10%         8.67%        11.15%        13.65%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                 $31,822       $24,570       $27,599       $28,007       $55,229       $56,269
Ratio of Expenses to Average
Net Assets                                 2.59%         2.57%         2.54%         2.49%(3)      2.46%(3)      2.25%(3,5)
Ratio of Net Investment Loss to
Average Net Assets                        (1.12%)       (0.89%)       (0.83%)       (1.04%)       (0.97%)       (0.94%)(5)
Portfolio Turnover Rate                      61%           60%           98%           81%          160%           56%



Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FOR THE PERIOD
                                                                                                             MARCH 1, 1999
                                                                                                            (COMMENCEMENT OF
                                                                                                              OPERATIONS)
                                                                                                           TO APRIL 30, 1999
                                                                                                              (UNAUDITED)
                                                                                                              ----------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                                                                                           $12.88
                                                                                                               --------
Net Investment Loss(1)                                                                                            (0.01)
Net Realized and Unrealized
Gain on Investments and
Foreign Currency Transactions                                                                                      0.66
                                                                                                               --------
Total from Investment
Operations                                                                                                         0.65
                                                                                                               --------
Net Asset Value, End of Period                                                                                   $13.53
                                                                                                               ========
Total Investment Return at Net
Asset Value(2)                                                                                                    5.05%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s
omitted)                                                                                                            $79
Ratio of Expenses to Average
Net Assets                                                                                                        2.42%(3,5)
Ratio of Net Investment Loss to
Average Net Assets                                                                                               (0.78%)(5)
Portfolio Turnover Rate                                                                                             56%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.
(4) Not annualized.
(5) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
net investment loss, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.


Schedule of Investments
April 30, 1999 (Unaudited)
-------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Global Fund on April 30, 1999. It's divided into four main categories: common stocks, rights, warrants and short-term investments. Common stocks, rights and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                      NUMBER OF         MARKET
ISSUER, DESCRIPTION                                      SHARES          VALUE
-------------------                                   ---------         ------

COMMON STOCKS
Australia (1.77%)
Australia & New Zealand Banking Group
Ltd., American Depositary Receipts
(ADR) (Banks - Foreign)                                      19           $748
National Australia Bank Ltd.
(Banks - Foreign)                                        22,352        435,164
News Corp. Ltd. (The) (Media)                            44,054        369,190
News Corp. Ltd. (The) (ADR) (Media)                      10,622        346,543
Normandy Mining Ltd. (Metal)                            407,998        353,690
Telstra Corp., Ltd.
(Telecommunications)                                    238,417      1,293,734
Westpac Banking Corp., Ltd.
(Banks - Foreign)                                        43,000        328,260
                                                                 -------------
                                                                     3,127,329
                                                                 -------------
Belgium (0.68%)
Fortis (B) (Insurance)                                   27,234        913,448
Fortis (B) (Strip) (Insurance)*                           8,190             87
Fortis (B) (Certificate De Valeur Garantie)
(Insurance)*                                                910          4,672
Tractebel SA (Utilities)                                  2,094        287,794
                                                                 -------------
                                                                     1,206,001
                                                                 -------------
Brazil (0.64%)
Telecomunicacoes Brasileiras S.A.
(Telecommunications)                                     12,308      1,122,336
Telecomunicacoes Brasileiras S.A. (ADR)
(Telecommunications)                                     12,308            962
                                                                 -------------
                                                                     1,123,298
                                                                 -------------
Canada (1.84%)
Bombardier, Inc. (Diversified
Operations)                                             118,004      1,829,017
Northern Telecom Ltd.
(Telecommunications)                                      8,055        546,907
Royal Bank of Canada
(Banks - Foreign)                                             1             49
Toronto-Dominion Bank
(Banks - Foreign)                                        16,369        874,718
                                                                 -------------
                                                                     3,250,691
                                                                 -------------
Denmark (0.43%)
Novo Nordisk A/S (Medical)                                4,108        402,905
Tele Danmark A/S
(Telecommunications)                                      3,400        350,381
                                                                 -------------
                                                                       753,286
                                                                 -------------
Finland (1.46%)
Nokia (AB) OY
(Telecommunications)                                     33,316      2,567,477
                                                                 -------------
France (8.82%)
Accor SA (Leisure)                                        1,359        358,194
Axa SA (Insurance)                                        8,463      1,092,506
Banque Nationale de Paris
(Banks - Foreign)                                        13,663      1,132,316
Cap Gemini SA (Computers)                                 6,056        925,727
Carrefour SA (Retail)                                       427        338,312
Castorama Dubois Investissements SA
(Retail)                                                  2,995        716,628
Danone SA (Food)                                          7,267      1,942,246
Elf Aquitaine SA (Oil & Gas)                              3,106        482,333
Etablissements Economiques du Casino
Guichard-Perrachon SA (Retail)                            6,267        617,027
France Telecom SA
(Telecommunications)                                      9,777        789,608
Legrand SA (Electronics)                                  1,404        335,200
L'Oreal SA (Cosmetics & Personal
Care)                                                     2,556      1,636,296
Pinault-Printemps-Redoute SA
(Retail)                                                  5,888        976,553
Promodes SA (Retail)                                        446        282,693
Schneider SA (Machinery)                                  3,500        228,314
Suez Lyonnaise des Eaux SA
(Diversified Operations)                                  7,735      1,315,572
Synthelabo SA (Medical)                                   1,381        282,295
Total SA (Oil & Gas)                                      5,839        799,414
Vivendi SA (Diversified Operations)                       5,569      1,300,752
                                                                 -------------
                                                                    15,551,986
                                                                 -------------
Germany (2.76%)
Allianz AG (Insurance)                                    1,339        426,478
Bayerische Hypo- und Vereinsbank AG
(Banks - Foreign)                                        10,741        700,097
DaimlerChrysler AG
(Automobile/Trucks)*                                      5,933        585,709
Deutsche Telekom AG
(Telecommunications)                                     11,520        453,931
Fresenius AG (Medical)                                      784        119,263
Mannesmann AG (Machinery)                                10,577      1,392,224
Metro AG (Retail)                                         2,447        176,815
VEBA AG (Diversified Operations)                          7,617        417,619
Viag AG (Diversified Operations)                          1,168        593,494
                                                                 -------------
                                                                     4,865,630
                                                                 -------------
Hong Kong (0.79%)
Cheung Kong Holdings Ltd.
(Real Estate Operations)                                 30,000        272,868
HSBC Holdings Ltd. (Banks -
Foreign)                                                  8,958        332,848
Hutchison Whampoa Ltd.
(Diversified Operations)                                 31,000        277,964
New World Development Co., Ltd.
(Real Estate Operations)                                 95,627        236,878
Swire Pacific Ltd.
(Diversified Operations)                                 50,000        280,609
                                                                 -------------
                                                                     1,401,167
                                                                 -------------
Ireland (2.19%)
Allied Irish Banks Plc (ADR)
(Banks - Foreign)                                        23,715      2,276,640
Anglo Irish Bank Corp. Plc
(Banks - Foreign)                                       221,077        654,390
CRH Plc (Building)                                       31,852        625,132
Irish Life Plc (Insurance)                               34,002        311,784
                                                                 -------------
                                                                     3,867,946
                                                                 -------------
Italy (2.30%)
Alleanza Assicurazioni SpA
(Insurance)                                              24,692        296,061
Assicurazioni Generali SpA
(Insurance)                                               9,000        350,355
Banca Popolare di Brescia SpA
(Banks - Foreign)                                        28,000        962,803
Istituto Nazionale delle Assicurazioni
SpA (Insurance)                                          99,105        261,736
Telecom Italia Mobile SpA
(Telecommunications)                                    137,015        816,349
Telecom Italia SpA
(Telecommunications)                                     83,058        883,567
UniCredito Italiano SpA
(Banks - Foreign)                                        65,881        334,064
Unione Immobiliare SpA
(Real Estate Operations)                                270,459        154,856
                                                                 -------------
                                                                     4,059,791
                                                                 -------------
Japan (12.19%)
Bank of Tokyo-Mitsubishi, Ltd.
(Banks - Foreign)                                        79,000      1,165,617
Credit Saison Co., Ltd. (Finance)                        10,200        208,407
Daiwa House Industry Co., Ltd.
(Building)                                               45,000        536,970
Denso Corp. (Automobile/Trucks)                          43,000        873,179
Fuji Photo Film Co., Ltd. (Leisure)                      26,000        981,913
Fujitsu Ltd. (Computers)                                 55,000        941,844
Honda Motor Co., Ltd.
(Automobile/Trucks)                                      32,000      1,409,479
Ito-Yokado Co., Ltd. (Retail)                             9,000        552,420
Kansai Electric Power Co., Inc.
(Utilities)                                              38,000        749,372
Marui Co., Ltd. (Retail)                                 52,000        862,603
Matsushita Electric Industrial Co., Ltd.
(Electronics)                                            81,000      1,539,692
NIDEC Corp. (Machinery)                                   2,900        376,403
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                        179      1,948,585
Nomura Securities Co., Ltd.
(Broker Services)                                       105,000      1,132,474
NTT Data Corp. (Telecommunications)                         230      1,820,047
NTT Mobile Communication Network, Inc.
(Telecommunications)                                         17        996,483
Orix Corp. (Leasing Companies)                            8,000        643,778
Sakura Bank, Ltd. (The)
(Banks - Foreign)                                        88,000        339,709
Sankyo Co., Ltd. (Medical)                               18,000        377,575
Secom Co., Ltd.
(Protection - Safety Equip. & Svc.)                       9,000        878,747
Sekisui House, Ltd. (Building)                           22,000        246,307
Sony Corp. (Electronics)                                 15,500      1,447,203
Sumitomo Trust & Banking Co., Ltd.
(Banks - Foreign)                                       156,000        765,500
Takeda Chemical Industries, Ltd.
(Medical)                                                16,000        695,361
                                                                 -------------
                                                                    21,489,668
                                                                 -------------

Netherlands (2.05%)
ABN AMRO Holding NV (ADR)
(Banks - Foreign)                                           999         23,414
AEGON NV (Insurance)                                     14,855      1,424,124
Royal KPN NV (Telecommunications)                        11,000        459,006
Royal Philips Electronics NV
(Electronics)                                            16,474      1,418,356
TNT Post Group NV (Transport)                            11,000        296,320
                                                                 -------------
                                                                     3,621,220
                                                                 -------------
Norway (0.51%)
Orkla ASA (Diversified Operations)                       53,376        895,238
                                                                 -------------
Portugal (1.08%)
Electricidade de Portugal SA
(Utilities)                                              42,317        795,726
Portugal Telecom SA
(Telecommunications)                                     26,389      1,099,761
                                                                 -------------
                                                                     1,895,487
                                                                 -------------
Singapore (0.58%)
Overseas-Chinese Banking Corp., Ltd.
(Banks - Foreign)                                        85,455        800,999
Singapore Telecommunications, Ltd.
(Telecommunications)                                    119,000        220,279
                                                                 -------------
                                                                     1,021,278
                                                                 -------------
Spain (3.28%)
Argentaria SA (Banks - Foreign)                          61,736      1,451,751
Banco Bilbao Vizcaya SA
(Banks - Foreign)                                        29,204        436,852
Banco Santander SA (Banks -
Foreign)                                                    766         16,637
Endesa SA (Utilities)                                    50,595      1,124,558
Iberdrola SA (Utilities)                                 17,776        248,816
Repsol SA (Oil & Gas)                                    37,452        609,290
Telefonica SA (Telecommunications)                       26,364      1,235,189
TelePizza SA (Retail)*                                  103,981        659,073
                                                                 -------------
                                                                     5,782,166
                                                                 -------------
Sweden (1.29%)
Ericsson (LM) Telefonaktiebolaget
(Telecommunications)                                     15,180        398,527
Investor AB (Diversified
Operations)                                              19,318        876,946
Nordbanken Holding AB
(Banks - Foreign)                                       148,353        931,932
Saab AB (Aerospace)                                       7,162         58,148
                                                                 -------------
                                                                     2,265,553
                                                                 -------------
Switzerland (5.23%)
Adecco SA (Business Services -
Misc.)                                                    2,332      1,175,400
Barry Callebaut AG (Food)                                 1,547        250,448
Credit Suisse Group (Banks -
Foreign)                                                  1,809        358,670
Nestle SA (Food)                                          1,054      1,950,214
Novartis AG (Medical)                                       588        860,591
Roche Holding AG (Medical)                                  110      1,293,439
UBS AG (Banks - Foreign)                                  2,952      1,002,252
Zurich Allied AG (Insurance)                              3,605      2,322,681
                                                                 -------------
                                                                     9,213,695
                                                                 -------------
United Kingdom (12.66%)
Allied Zurich Plc (Insurance)*                           21,640        286,853
Anglian Water Plc (B shares)
(Utilities)                                              30,000         22,200
BP Amoco Plc (Oil & Gas)                                 60,048      1,139,871
British Aerospace Plc (Aerospace)                       157,498      1,178,157
British American Tobacco Plc
(Tobacco)                                                21,640        182,416
British Telecommunications Plc
(Telecommunications)                                     56,981        951,486
Diageo Plc (Beverages)                                   65,544        754,955
Glaxo Wellcome Plc (Medical)                             63,000      1,866,832
Hanson Plc (Building)                                    58,394        580,539
Kingfisher Plc (Retail)                                  68,000      1,015,154
Lloyds TSB Group Plc
(Banks - Foreign)                                       156,582      2,523,972
Misys Plc (Computers)                                    30,708        285,532
Pearson Plc (Media)                                      27,242        578,479
Pennon Group Plc (Utilities)                             26,000        394,839
Prudential Corp. Plc (Insurance)                         22,135        314,780
Royal & Sun Alliance Insurance Group,
Plc (Insurance)                                         133,132      1,151,161
Royal Bank of Scotland Group, Plc
(Banks - Foreign)                                        16,351        386,141
Scottish & Southern Energy Plc
(Utilities)                                              56,000        526,109
SEMA Group Plc (Computers)                               81,223        785,287
SmithKline Beecham Plc (Medical)                        123,523      1,633,408
Tesco Plc (Retail)                                      206,098        612,538
Thames Water Plc (Utilities)                             17,333        239,381
Unilever Plc (Consumer Products
Misc.)                                                  154,260      1,371,073
Vodafone Group Plc
(Telecommunications)                                    149,901      2,761,118
WPP Group Plc (Advertising)                              87,927        779,379
                                                                 -------------
                                                                    22,321,660
                                                                 -------------

United States (37.23%)
Abbott Laboratories (Medical)                            10,974        531,553
Albertson's, Inc. (Retail)                               15,900        818,850
Allied Signal, Inc. (Diversified
Operations)                                               7,900        464,125
American Express Co. (Finance)                            3,750        490,078
American International Group, Inc.
(Insurance)                                               7,730        907,792
AT&T Corp. (Telecommunications)                          16,600        838,300
Bank of America Corp.
(Banks - United States)                                  21,700      1,562,400
Baxter International, Inc.
(Medical)                                                32,120      2,023,560
Becton, Dickinson & Co. (Medical)                        33,119      1,231,613
Chase Manhattan Corp.
(Banks - United States)                                   7,550        624,763
Chevron Corp. (Oil & Gas)                                16,200      1,615,950
Cisco Systems, Inc. (Computers)*                         20,300      2,315,469
Citigroup, Inc. (Banks - United
States)                                                  28,550      2,148,387
Clorox Co. (Soap & Cleaning
Preparations)                                            17,300      1,995,987
Dayton Hudson Corp. (Retail)                             47,370      3,188,593
Diebold, Inc. (Business Services -
Misc.)                                                        1             24
EMC Corp. (Computers)*                                    8,350        909,628
Exxon Corp. (Oil & Gas)                                  14,125      1,173,258
Fannie Mae (Mortgage Banking)                            14,200      1,007,312
First Union Corp. (Banks - United
States)                                                  14,440        799,615
Fleet Financial Group, Inc.
(Banks - United States)                                  11,050        475,841
General Electric Co. (Electronics)                       26,066      2,749,963
Hasbro, Inc. (Leisure)                                   23,650        807,056
Home Depot, Inc. (The) (Retail)                          22,102      1,324,739
Intel Corp. (Electronics)                                36,450      2,230,284
International Business Machines Corp.
(Computers)                                               7,900      1,652,581
Johnson & Johnson (Medical)                              29,615      2,887,462
Lilly (Eli) & Co. (Medical)                              15,550      1,144,869
Lowe's Cos., Inc. (Retail)                               28,278      1,491,664
Lucent Technologies, Inc.
(Telecommunications)                                      9,000        541,125
McDonald's Corp. (Retail)                                28,300      1,199,212
MCI WorldCom, Inc.
(Telecommunications)*                                    17,675      1,452,664
Merck & Co., Inc. (Medical)                              11,450        804,363
Microsoft Corp. (Computers)*                             51,050      4,151,003
Morgan Stanley Dean Witter & Co.
(Broker Services)                                        16,778      1,664,168
PepsiCo, Inc. (Beverages)                                23,950        884,653
Pfizer, Inc. (Medical)                                    7,656        880,919
Philip Morris Cos., Inc. (Tobacco)                       13,530        474,396
Schering-Plough Corp. (Medical)                          54,461      2,631,147
Sun Microsystems, Inc. (Computers)*                      21,300      1,274,006
SunTrust Banks, Inc.
(Banks - United States)                                  13,900        993,850
SYSCO Corp. (Retail)                                     16,450        488,359
Tyco International Ltd.
(Diversified Operations)                                 39,200      3,185,000
United Technologies Corp.
(Aerospace)                                              12,650      1,832,669
Walgreen Co. (Retail)                                    30,500        819,688
Wal-Mart Stores, Inc. (Retail)                           18,942        871,332
Wells Fargo Co. (Banks - United
States)                                                  47,900      2,068,681
                                                                 -------------
                                                                    65,628,951
                                                                 -------------
TOTAL COMMON STOCKS
(Cost $148,071,805)                                     (99.78%)   175,909,518
                                                  -------------  -------------
RIGHTS
Spain (0.01%)
Telefonica SA (Telecommunications)*                      26,364         24,509
                                                                 -------------
TOTAL RIGHTS
(Cost $0)                                                (0.01%)        24,509
                                                  -------------  -------------
WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs-
Gesellschaft AG (Insurance)*                                 38          1,305
                                                                 -------------
Hong Kong (0.00%)
Moulin International Holding Ltd.
(Diversified Operations)*                               293,629          2,046
                                                                 -------------
TOTAL WARRANTS
(Cost $7,079)                                            (0.00%)         3,351
                                                  -------------  -------------
TOTAL COMMON STOCKS,
RIGHTS AND WARRANTS
(Cost $148,078,884)                                     (99.79%)   175,937,378
                                                  -------------  -------------

                                                      PAR VALUE
                                                  (000s OMITTED)
                                                  -------------
SHORT-TERM INVESTMENTS
Non-Cash Security Lending Collateral (0.42%)
U.S. Treasury Bill 4.49% due
06-24-99, U.S. Treasury Bonds
7.125% thru 9.875%, due
11-15-15 thru 02-15-23,
U.S. Treasury Note 3.375%
due 01-15-07 and U.S. Treasury
Note (Strip Principal) 7.50%
due 05-15-02**                                             $732       $731,659
                                                                 -------------
Cash Equivalents (7.71%)
Navigator Securities Lending
Prime Portfolio**                                        13,595     13,595,194
                                                                 -------------
TOTAL SHORT-TERM INVESTMENTS                             (8.13%)    14,326,853
                                                  -------------  -------------
TOTAL INVESTMENTS                                      (107.92%)   190,264,231
                                                  -------------  -------------
OTHER ASSETS AND LIABILITIES, NET                        (7.92%)   (13,962,322)
                                                  -------------  -------------
TOTAL NET ASSETS                                       (100.00%)  $176,301,909
                                                  =============  =============

* Non-income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


Portfolio Concentration (Unaudited)
---------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at April 30, 1999 assigned to the various investment categories.

                                                         MARKET VALUE
                                                        OF SECURITIES
                                                      AS A PERCENTAGE
INVESTMENT CATEGORIES                                   OF NET ASSETS
---------------------                                 ---------------
Advertising                                                  0.44%
Aerospace                                                    1.74
Automobile/Trucks                                            1.63
Banks - Foreign                                             10.34
Banks - United States                                        4.92
Beverages                                                    0.93
Broker Services                                              1.59
Building                                                     1.13
Business Services - Misc.                                    0.67
Computers                                                    7.51
Consumer Products Misc.                                      0.78
Cosmetics & Personal Care                                    0.93
Diversified Operations                                       6.49
Electronics                                                  5.51
Finance                                                      0.40
Food                                                         2.35
Insurance                                                    5.71
Leasing Companies                                            0.36
Leisure                                                      1.22
Machinery                                                    1.13
Media                                                        0.73
Medical                                                     11.15
Metal                                                        0.20
Mortgage Banking                                             0.57
Oil & Gas                                                    3.30
Protection - Safety Equip. & Svc.                            0.50
Real Estate Operations                                       0.38
Retail                                                       9.65
Soap & Cleaning Preparations                                 1.13
Telecommunications                                          13.37
Tobacco                                                      0.37
Transport                                                    0.17
Utilities                                                    2.49
Short-Term Investments                                       8.13
                                                      ---------------
                                  TOTAL INVESTMENTS        107.92%
                                                      ===============

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series: John Hancock Global Fund (the "Fund"), John Hancock Mid Cap Growth Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Large Cap Growth Fund and John Hancock International Fund. Prior to June 1, 1999, John Hancock Mid Cap Growth Fund was known as John Hancock Special Opportunities Fund and John Hancock Large Cap Growth Fund was known as John Hancock Growth Fund. The other four series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance during the period amounted to $9,596,049. The annualized interest rate charged during the period ranged from 5.195% thru 5.640%. At April 30, 1999, there were no outstanding loan balances.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 1999, the Fund loaned securities having a market value of $13,670,874 collateralized by cash and securities in the amount of $14,326,853. The cash portion of the collateral was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At April 30, 1999, open forward foreign currency exchange contracts were as follows:


                PRINCIPAL AMOUNT     EXPIRATION      UNREALIZED
CURRENCY      COVERED BY CONTRACT       DATE        APPRECIATION
------------  -------------------    ----------     ------------
SELLS
Danish Krone        48,450             MAY 99            $12
                                                         ===

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 1999, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser pays the Sub-Adviser a fee equivalent on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the period ended April 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $71,597. Of this amount, $12,101 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $25,044 was paid as sales commissions to unrelated broker-dealers and $34,452 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $115,235.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 1999, there were no contingent deferred sales charges paid to JH Funds.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1999, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $668.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1999, aggregated $99,217,814 and $113,778,239, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1999.

The cost of investments owned at April 30, 1999 (including short-term investments) for federal income tax purposes was $162,914,107. Gross unrealized appreciation and depreciation of investments aggregated $32,546,387 and $5,196,263, respectively, resulting in net unrealized appreciation of $27,350,124.

NOTE D -
REORGANIZATION

On November 12, 1997, the shareholders of John Hancock Global Marketplace Fund ("Global Marketplace Fund") approved a plan of reorganization between Global Marketplace Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of Global Marketplace Fund to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 1,689,451 Class A shares and 2,505,358 Class B shares of John Hancock Global Fund for the net assets of Global Marketplace Fund, which amounted to $21,549,797 and $30,457,141 for Class A and Class B shares, respectively, including $12,299,215 of unrealized appreciation, after the close of business on December 5, 1997.


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